                                                                EXHIBIT 99.16(a)

                                POWER OF ATTORNEY

          We, the  undersigned  Directors/Officers  of the following  investment company:

                       AMERICAN CENTURY MUTUAL FUNDS, INC.
                    AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
                    AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
               AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
               AMERICAN CENTURY ASSET ALLOCATION PORTFOLIOS, INC.
                   AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
                       AMERICAN CENTURY GROWTH FUNDS, INC.

                                  ("THE FUNDS")

hereby constitute and appoint David C. Tucker, Charles A. Etherington,  David H.
Reinmiller,  Janet A. Nash,  Brian L.  Brogan,  Otis H. Cowan,  Ryan L.  Blaine,
Christine J. Crossley,  Kathleen Gunja Nelson,  and Daniel K. Richardson each of
them  singly,  my  true  and  lawful  attorneys-in-fact,   with  full  power  of
substitution,  and with full power to each of them, (a) to sign for me and in my name in the appropriate  capacities,  all Registration Statements of the Fund on
Form  N-1A,  Form  N-8A  or  any  successor  thereto,  any  and  all  subsequent
Amendments,  Pre-Effective  Amendments,  or  Post-Effective  Amendments  to said
Registration  Statements on Form N-1A or any successor thereto, any Registration
Statements on Form N-14, and any supplements or other  instruments in connection therewith;  (b) to make, file,  execute,  amend and withdraw  documents of every kind, and to take other action of whatever kind they may elect,  for the purpose of complying  with all laws relating to the sale of securities of the Fund;  and
(c)  generally  to do all  such  things  in my name  and  behalf  in  connection therewith as said  attorneys-in-fact  deem necessary or  appropriate,  to comply with the provisions of the Securities Act of 1933 and the Investment Company Act
of 1940, and all related requirements of the Securities and Exchange Commission.
We  hereby  ratify  and  confirm  all  that  said   attorneys-in-fact  or  their
substitutes may do or cause to be done by virtue hereof.  This power of attorney is effective for all documents filed on or after September 12, 2006.

This power of attorney may be executed in  counterparts,  each of which shall be deemed  an  original,  but all of  which  shall  constitute  one  and  the  same instrument.

     WITNESS my hand on this 12th day of September, 2006.

                                    SIGNATURE

/s/ James E. Stowers, Jr.                /s/ Donald H. Pratt
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James E. Stowers, Jr.                    Donald H. Pratt

/s/ James E. Stowers III                 /s/ Gale E. Sayers
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James E. Stowers III                     Gale E. Sayers

/s/ Thomas A. Brown                      /s/ M. Jeannine Strandjord
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Thomas A. Brown                          M. Jeannine Strandjord

/s/ Andrea C. Hall                       /s/ Timothy S. Webster
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Andrea C. Hall                           Timothy S. Webster

/s/ D. D. (Del) Hock                     /s/ William M. Lyons
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D. D. (Del) Hock                         William M. Lyons

                                         /s/ Robert J. Leach
                                         --------------------------------------
                                         Robert J. Leach